UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SIERRA INCOME CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

SIERRA INCOME CORPORATION
280 Park Avenue, 6th Floor East
New York, New York 10017
(212) 759-0777

Supplement No. 1 Dated May 1, 2019
to
Proxy Statement Dated April 30, 2019
for the 2019 Annual Meeting of Stockholders
to be Held on June 28, 2019

On April 30, 2019, Sierra Income Corporation (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission in connection with the 2019 Annual Meeting of Stockholders to be held on June 28, 2019 (the “Annual Meeting”). This Supplement to the Proxy Statement is being filed solely to correct a typographical error indicating May 15, 2019 as the record date for the Annual Meeting. The correct record date for the Annual Meeting is the close of business on April 29, 2019. There are no other changes to the Proxy Statement.